UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 APRIL 22, 2002
                Date of Report (Date of Earliest Event Reported)


                            AMES NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          IOWA                           0-32637                 42-1039071
 (State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
  Incorporation or Organization)                             Identification No.)


                                405 FIFTH STREET
                                AMES, IOWA 50010
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (515) 232-6251


                                 NOT APPLICABLE
(Former  Name,  Former  Address and Former  Fiscal Year,  if Changed  Since Last
Report)
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Item 7.  Financial Statements and Exhibits

         The following exhibit is filed as part of this Report:

                 Exhibit No.                       Description
                 -----------                       -----------

                     99.1                  News Release dated April 22, 2002



Item 9.  Regulation FD Disclosure

     On April 22, 2002, Ames National Corporation issued a News Release announcing its earnings for the three month period ending March 31, 2002. A copy of the News Release is attached hereto as Exhibit 99.1.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMES NATIONAL CORPORATION


Date:  April 22, 2002                   By:   /s/ Daniel L. Krieger
                                              ------------------------
                                        Name:  Daniel L. Krieger
                                        Title: President